AFLIAC/FAFLIC IVA

                             SEPARATE ACCOUNT VA-K
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2001

The following is inserted as the second paragraph following the introductory paragraph under DESCRIPTION OF THE CONTRACT:

       This Contract is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not purchase this Contract.

       In order to prevent "market timing" activities that may harm or disadvantage other Contract Owners, the Company may (a) reject or restrict a purchase payment and any transfer request and (b) impose specific limitations with respect to market timers, including restricting transfers by market timers to certain Underlying Funds. In addition, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, the Company may not be in a position to effect certain allocations or transfers requested by market timers and may refuse such requests without prior notice. Subject to state law, the Company reserves the right to impose, without prior notice, restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

                                      * * *

The fourth paragraph of the section entitled G. TRANSFERS OF ANNUITY UNITS under DESCRIPTION OF THE CONTRACT is deleted. The first paragraph of the section is amended to read in its entirety as follows:

       Subject to the market timing limitations described above in the second introductory paragraph under DESCRIPTION OF THE CONTRACT, you may transfer among the available Sub-Accounts upon written or, in most jurisdictions, telephone request to us. Transfers may be made (a) before the Annuity Income Date and before the death of an Owner or an Annuitant; or (b) after the Annuity Income Date and as long as annuity payments are payable under the annuity benefit option selected. A designated number of Annuity Units equal to the dollar amount of the transfer requested will be exchanged for an equivalent dollar amount of Annuity Units of another Sub-Account. Transfer values will be based on the Annuity Unit Value next computed after receipt of the transfer request.

                                      * * *


SUPPLEMENT DATED DECEMBER 17, 2001